UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2005
                                                         -----------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)

    001-05767                                                   54-0493875
    ---------                                                   ----------
   (Commission                                               (I.R.S. Employer
    File No.)                                               Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02 for a discussion of the resignation of John W. Froman, announced on February 28, 2005. In connection with this resignation, Circuit City Stores, Inc. (the "Company") and Mr. Froman have entered into a Severance Agreement and General Release, which replaces and supersedes the Employment Agreement previously in effect between Mr. Froman and the Company. The Severance Agreement and General Release is Exhibit 10.1 to this report.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 28, 2005, the Company announced that John W. Froman has resigned as executive vice president and chief operating officer, effective March 1, 2005. A press release announcing this resignation is Exhibit 99.1 to this report.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.       Description of Exhibit
         10.1              Severance  Agreement and General  Release,  effective
                           March 1, 2005 between  Circuit City Stores,  Inc. and
                           John W. Froman

         99.1              Press Release Issued February 28, 2005



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CIRCUIT CITY STORES, INC.



                               By:      /s/ W. Alan McCollough
                                    ---------------------------------------
                                     W. Alan McCollough
                                     Chairman and Chief Executive Officer



Date:    March 2, 2005





                                  EXHIBIT INDEX




         Exhibit No.       Description of Exhibit
         10.1              Severance  Agreement and General  Release,  effective
                           March 1, 2005 between  Circuit City Stores,  Inc. and
                           John W. Froman

         99.1              Press Release Issued February 28, 2005